SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 18, 2003
                        (Date of earliest event reported)

                       ROBOCOM SYSTEMS INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)

           0-22735                                        11-2617048
    (Commission File No.)                              (I.R.S. Employer
                                                       Identification No.)

                  511 Ocean Avenue, Massapequa, New York 11758
               (Address of Principal Executive Offices) (Zip Code)

                                 (516) 795-5100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

      On August 18, 2003, Robocom Systems International Inc. (the "Company") issued a press release announcing its financial results for the year ended May 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

      In connection with the foregoing, the Company hereby furnishes the following exhibits pursuant to Item 12 of Form 8-K:

              Exhibit Number      Exhibit Title
              --------------      -------------

              99.1 Year ended May 31, 2003 earnings press release of Robocom Systems International Inc. dated August 18, 2003.

      The information included in this Current Report on Form 8-K (including the exhibits hereto) is being furnished under Item 12, "Results of Operations and Financial Condition." As such, the information (including the exhibits) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROBOCOM SYSTEMS INTERNATIONAL INC.


Date: August 18, 2003                   By: /s/ Irwin Balaban
                                            ---------------------------------
                                            Irwin Balaban
                                            Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number      Exhibit Title
--------------      -------------

      99.1 Year ended May 31, 2003 earnings press release of Robocom Systems International Inc. dated August 18, 2003.